Exhibit 10.1(b)


             Schedule of Secured Convertible Note (demand) Issued by NCT Group, Inc. to Carole Salkind on January 24, 2006



    Issue Date        Due Date           Principal          Conversion Price
    ----------        --------           ---------          ----------------
     01/24/06        Earlier of:          $375,000      Greater of: (i) $0.0033;
                     (i) demand;                        or (ii) the par value of
                     or (ii) 07/24/06                   NCT Group, Inc.
                                                        common stock on the
                                                        date of conversion